EXHIBIT 10.3




                          INDEMNITY AGREEMENT

     THIS AGREEMENT made this _________________ between Howell Corporation, a

Delaware corporation ("Company"), and _________________________  ("Indemnitee").

     The Company and Indemnitee desire that Indemnitee serve or continue to serve as a director or officer of the Company, and the Company desires and intends hereby to provide indemnification (including advancement of expenses)

against any and all liabilities asserted against Indemnitee to the fullest extent permitted by the General Corporation Law of the State of Delaware.  For

and in consideration of the premises and the covenants contained herein, the

Company and Indemnitee do hereby covenant and agree as follows:

     1.   Continued Service.  Indemnitee will serve or continue to serve, at the will of the Company or under separate contract, if such exists, as a director and/or officer so long as he is duly elected and qualified in accordance with the By-Laws of the Company or until he tenders his resignation.

     2.   Indemnification.  The Company shall indemnify Indemnitee as follows:

          (a)  The Company shall indemnify Indemnitee when he is a party or is threatened to be made a party to any threatened, pending or completed action,

suit or proceeding, whether civil, criminal, administrative or investigative

(other than an action by or in the right of the Company) by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

          (b)  The Company shall indemnify Indemnitee when he is a party or is threatened to be made a party to any threatened, pending or completed action or suit brought by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees)

actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and except that no indemnification shall be made in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnification for such expenses which the Court of Chancery or such other court shall deem proper.

          (c)  Any indemnification under paragraphs (a) and (b) of this Section

2 (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination (in accordance with Section 3 hereof)

that indemnification of Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (a) and (b) of this Section 2. Such determination shall be made (1) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable, or,

even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders.  The termination of any action, suit or proceeding by judgment, order, settlement,

conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee failed to act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

          (d)  Expenses (including attorneys' fees) incurred by Indemnitee in defending a civil or criminal action, suit or proceeding by reason of the fact that he is or was a director or officer of the Company shall be paid by the

Company in advance of the final disposition of such action, suit or proceeding within 14 days of the receipt by the Company of a sworn statement of request for advancement of expenses substantially in the form of Exhibit I attached hereto and made a part hereof ("Undertaking"), averring that (i) he had reasonably incurred or will reasonably incur actual expenses in defending a civil or criminal action, suit or proceeding, and (ii) he undertakes to repay such amount if it is ultimately determined that he is not entitled to be indemnified by the

Company under this Agreement or otherwise.

     (e)  The right to indemnification and advancement of expenses provided by this Agreement shall not be deemed exclusive of any other rights to which

Indemnitee may be entitled under any statute, by-law, insurance policy,

agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue after Indemnitee has ceased to be a director, officer, employee or agent and shall inure to the benefit of his heirs, executors and administrators.

     3.   Determination of Right to Indemnification.  For the purposes of making the determination in a specific case under paragraph (c) of Section 2 hereof whether to make indemnification, the board of directors, independent legal counsel, or stockholders, as the case may be, shall make such determination in accordance with the following procedure:

     (a)  Indemnitee may submit to the board of directors a sworn statement of request for indemnification substantially in the form of Exhibit 2 attached hereto and made a part hereof ("Indemnification Statement") averring that he has met the applicable standard of conduct set forth in paragraphs (a) and (b) of

Section 2 hereof; and

     (b)  Submission of the Indemnification Statement to the board of directors shall create a rebuttable presumption that Indemnitee is entitled to indemnification under this Agreement, and the board of directors, independent legal counsel, or stockholders, as the case may be, shall within 60 days after submission of the Indemnification Statement specifically determine that

Indemnitee is so entitled, unless it or they shall possess sufficient evidence to rebut the presumption that Indemnitee has met the applicable standard of conduct set forth in paragraph (a) and (b) of Section 2 hereof, which evidence shall be disclosed to Indemnitee with particularity in a sworn written statement signed by all persons who participated in the determination and voted to deny indemnification.

     4.   Merger, Consolidation or Change in Control.  In the event that the

Company shall be a constituent corporation in a consolidation or merger, whether the Company is the resulting or surviving corporation or is absorbed, or if there is a change in control of the Company as defined in Section 5 hereof,

Indemnitee shall stand in the same position under this Agreement with respect to the resulting, surviving or changed corporation as he would have with respect to the Company if its separate existence had continued or if there had been no change in the control of the Company.

     5.   Certain Definitions.  For purposes of this Agreement, the following definitions apply herein:

      "other enterprises" shall include employee benefit plans, and civic, non-

profit, or charitable organizations, whether or not incorporated.

     "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan;

     "serving at the request of the Company" shall include any service at the request or with the express or implied authorization of the Company, as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, Indemnitee with respect to a corporation or "other enterprises," its participants or beneficiaries; and if Indemnitee acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of such "other enterprises," he shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement; and

     "change of control" shall include any change in the ownership of a majority of the capital stock of the Company or in the composition of a majority of the members of the board of directors of the Company.

     6.  Attorneys' Fees.  In the event that Indemnitee institutes any legal action to enforce his rights under, or to recover damages for breach of this

Agreement, Indemnitee, if he prevails in whole or in part, shall be entitled to recover from the Company all attorneys' fees and disbursements incurred by him.

     7.   Severability.  If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected.

     8.   Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its conflict of laws rules.

     9.   Modification; Survival.  This Agreement contains the entire agreement of the parties relating to the subject matter hereof.  This Agreement may be modified only by an instrument in writing signed by both parties hereof.  The provisions of this Agreement shall survive the termination of Indemnitee's service as a director or officer of the Company.

     10.  Deposit of Funds In Trust.  In the event that the Company decides to voluntarily dissolve or to file a voluntary petition for relief under applicable bankruptcy, moratorium or similar laws, then not later than ten days prior to such dissolution or filing, the Company shall deposit in trust for the exclusive benefit of Indemnitee a cash amount equal to all amounts previously authorized to be paid to Indemnitee hereunder, such amounts to be used to discharge the

Company's obligations to Indemnitee hereunder.  Any amounts in such trust not required for such purpose shall be returned to the Company. This Section 10 shall not apply to dissolution of the Company in connection with a transaction as to which Section 4 hereof applies.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement and set their seals as of the date first above written.

                                        HOWELL CORPORATION

Attest:____________________________     By: _________________________________
       ______________________                 Name:  __________________
       ______________________                 Title: __________________



(Corporate Seal)                        INDEMNITEE

                                        _____________________________________
                                        _________________________

                                EXHIBIT 1

                        STATEMENT OF UNDERTAKING

STATE OF

COUNTY OF



I,________________________, being first duly sworn do depose and say as follows:

     1. This Statement is submitted pursuant to the Indemnity Agreement dated ____________________, 19__, between Howell Corporation, a Delaware corporation (Company), and the undersigned.

     2. I am requesting advancement of certain actual expenses which have reasonably been incurred or will be reasonably incurred by me or on my behalf in defending a civil or criminal action, suit or proceeding by reason of the fact that I am or was a director or officer of the Company.

     3. I hereby undertake to repay this advancement of expenses if it is ultimately determined that I am not entitled to be indemnified by the Company.

     4. The expenses for which advancement is requested have been or will be incurred in connection with the following action, suit or proceeding:


                                                    ___________________________
                                                    Name:______________________


 Subscribed and sworn to before me this _______ day of ___________________,19__.


                                   ____________________________________________
                                   Notary Public in and for
                                        said state and county

                                EXHIBIT 2

                  STATEMENT OF REQUEST FOR INDEMNIFICATION

STATE OF

COUNTY OF

I,___________________________, being first duly sworn do depose and say as follows:

     1. This Statement is submitted pursuant to the Indemnity Agreement dated ____________________, 19__, between Howell Corporation, a Delaware corporation (Company), and the undersigned.

     2. I am requesting indemnification against expenses (including attorneys' fees) and, with respect to any action not by or in the right of the Company, judgments, fines and amounts paid in settlement, all of which have been actually and reasonably incurred by me or on my behalf in connection with a certain action, suit or proceeding to which I am a party or am threatened to be made a party by reason of the fact that I am or was a director or officer of the Company.

     3. With respect to all matters related to any such action, suit or proceeding, I acted in good faith and in a manner I reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, I had no reason to believe that my conduct was unlawful.

     4. I am requesting indemnification in connection with the following suit, action or proceeding:

                                                   ____________________________
                                                   Name:


Subscribed and sworn to before me this __________ day of _______________, 19__.


                                   ___________________________________________
                                   Notary Public in and for
                                      said state and county